SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 2, 2015

KEYUAN PETROCHEMICALS, INC.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park

Ningbo Economic & Technological Development Zone

Ningbo, Zhejiang Province

P.R. China 315803

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955

 (ISSUER TELEPHONE NUMBER)

Silver Pearl Enterprises, Inc.

1541 E. Interstate 30

Rockwall, Texas 75087

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Copies to: Hunter Taubman Weiss LLP 130 W 42nd Street, Suite 1008 New York, NY 10038 Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related To Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	On December 4, 2014, in connection with the filing of our Form 10-Q for the periods ended September 30, 2014, GHP Horwath, P.C. (“GHP Horwath”) completed the terms of its engagement letter that included the audit of the Company’s financial statements included in our Form 10-K for fiscal year 2013, and the reviews of the Company’s interim financial statements included in our Forms 10-Q for the periods ended March 31, 2014, June 30, 2014 and September 30, 2014. In connection with the audit and the reviews, we and GHP Horwath had been discussing our inability to devote significant resources to the planned remediation of our controls and procedures with regard to financial reporting due to cash constraints we have been experiencing. Although we have been making efforts to remediate the material weaknesses and significant deficiencies identified in connection with prior years’ audits, including adopting a related party transaction tracking system, establishing and enhancing accounting management systems, enforcing controls and monitoring of project budgets, and providing accounting staff with GAAP trainings, we have been unable to fully implement GHP Horwath’s recommendations at this time. In addition, we decided not to commence planning or other discussions with GHP Horwath regarding the fiscal year 2014 audit in consideration of our cash constraints and started actively looking for possible alternative accountants. On January 2, 2015, and consistent with our prior discussions, GHP Horwath issued a letter to our Audit Committee stating that it declined to stand for re-appointment due to the failure to demonstrate changes made to “significantly improve the control environment.” We accepted their letter and are continuing with our search for a replacement independent accountant.

From July 5, 2011 when GHP Horwath was engaged, and subsequently through January 2, 2015, there were no disagreements between us and GHP Horwath on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHP Horwath would have caused them to make reference to the subject matter of the disagreements in connection with its reports.

The audit reports of GHP Horwath on the consolidated financial statements of the Company as of and for the years ended December 31, 2012 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principles. The audit reports of GHP Horwath on the consolidated financial statements of the Company as of and for the each of the years ended December 31, 2012 and 2013 included an explanatory paragraph relating to the Company’s ability to continue as a going concern, and the audit report of GHP Horwath on the consolidated financial statements of the Company as of and for the year ended December 31, 2012 included explanatory paragraphs related to unusually important events that occurred in 2011 and significant transactions and relationships with related parties and certain other parties

The two letters from GHP Horwath are attached as Exhibits 16.1 and 16.2 to this Form 8-K.

SECTION 9 –Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

16.1.	Letter from GHP Horwath, P.C., dated January 8, 2015 addressed to the Securities and Exchange Commission.

16.2	Letter from GHP Horwath, P.C., dated January 2, 2015 addressed to the Audit Committee of the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

Date: January 8, 2015	By:	/s/ Chunfeng Tao
Name: Chunfeng Tao
Title: Chief Executive Officer